UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

January 15, 2004

Date of Report (Date of earliest event reported)

RAMBUS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4440 El Camino Real, Los Altos, CA 94022

(Address of principal executive offices, including zip code)

(650) 947-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits.

99.1    Press Release issued by Rambus Inc. dated January 15, 2004

Item 12.    Results of Operations and Financial Condition

On January 15, 2004, Rambus Inc. issued a press release announcing results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMBUS INC.

/S/ ROBERT K. EULAU

Robert K. Eulau, Senior Vice President, Finance and Chief Financial Officer

Date: January 15, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Rambus Inc. dated January 15, 2004